FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS RECORD FOURTH QUARTER AND RECORD FULL YEAR 2021 RESULTS
All Time Fourth Quarter and Full Year Records for Revenue, Earnings Before Taxes,
Income From Continuing Operations and Earnings Per Share

Q4 Income From Continuing Operations Increased 55% to $310.4 Million; Earnings Per Share Increased 59.4% to $3.97

Q4 Adjusted Income From Continuing Operations Increased 60% to $320.5 Million; Adjusted Earnings Per Share Increased 64.7% to $4.10

Full Year 2021 Earnings Before Taxes Increases 127% to $1.6 Billion; Income From Continuing Operations Increases 118% to $1.2 Billion

BLOOMFIELD HILLS, MI, February 9, 2022 – Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company and one of the world’s premier automotive and commercial truck retailers, today announced record fourth quarter and twelve months 2021 results. In the fourth quarter, the company reported a 55.1% increase in income from continuing operations attributable to common shareholders to $310.4 million and a 59.4% increase in related earnings per share to $3.97. As reconciled in the attached schedules, adjusted income from continuing operations attributable to common shareholders increased 60.3% to $320.5 million and adjusted earnings per share increased 64.7% to $4.10. Foreign exchange positively impacted earnings per share by $0.01.
Fourth Quarter 2021 Operating Highlights versus Fourth Quarter 2020
•Total Revenue – increased 8.3% to $6.3 billion from $5.8 billion
•Total Gross Profit – increased 31.3%; Gross Margin – increased 320 basis points to 18.7%
•Retail Automotive Gross Profit – increased 29.4%
•Retail Commercial Truck Dealership Earnings Before Taxes – increased 68.9%
•Penske Transportation Solutions Equity Earnings – increased 61.6%
•Selling, General & Administrative Expenses as a Percentage of Gross Profit – improved by 260 basis points to 67.1%
Fourth Quarter 2021 Same-Store Highlights versus Fourth Quarter 2020
•Retail Automotive Same-Store Revenue – increased 4.1%
◦New Vehicle -8.4%; Used Vehicle +21.7%; Finance & Insurance +20.3%; Service & Parts +9.7%
•Retail Automotive Same-Store Gross Profit – increased 25.6%
◦New Vehicle +33.4%; Used Vehicle +56.6%; Finance & Insurance +20.3%; Service & Parts +8.6%
•Commercial Truck Same-Store Gross Profit – increased 29.4%

1

Commenting on the Company’s results, Chair and CEO Roger Penske said, “During the fourth quarter, our diversified business and strong execution by our team produced record revenue, earnings before taxes, net income, and earnings per share, driven by strong retail automotive and commercial truck vehicle margins, a 26% increase in same-store retail automotive gross profit, and continued strong earnings from Penske Transportation Solutions which increased 62%.” Penske continued, “For the year, I am pleased to report all-time record profitability including a 127% increase in earnings before taxes to over $1.6 billion and a 118% increase in income from continuing operations to $1.2 billion. Over the last two years we have paid down nearly $900 million in non-vehicle debt, reduced our debt to total capitalization to 26% from 46%, and improved our leverage ratio from 2.9x to 0.8x and as of December 31, 2021, returned over $530 million to shareholders through share repurchases and cash dividends.”
For the twelve months ended December 31, 2021, the company reported a 118.4% increase in income from continuing operations attributable to common shareholders to $1.2 billion and a 120.8% increase in related earnings per share to $14.88. This compares to income from continuing operations attributable to common shareholders of $543.2 million, or $6.74 per share, in the prior year. As reconciled in the attached schedules, adjusted income from continuing operations increased 127.9% to $1.2 billion, and adjusted earnings per share increased 130.1% to $15.28. Foreign exchange positively impacted earnings per share by $0.24.
Full Year 2021 Operating Highlights
•Retail Automotive Unit Sales – increased 11.7%, including 11.1% on a same-store basis
•Total Revenue – All-time record revenue increased 25.0% to $25.6 billion from $20.4 billion
•Total Gross Profit – increased 39.5%; Gross Margin – increased 180 basis points to 17.4%
•Retail Automotive Gross Profit – increased 39.2%
•Retail Commercial Truck Dealership Earnings Before Taxes – increased 105.0%
•Penske Transportation Solutions Equity Earnings – increased 122.4%
•Selling, General & Administrative Expenses as a Percentage of Gross Profit – improved by 760 basis points to 66.7%
Retail Automotive Dealerships
For the three months ended December 31, 2021, total retail automotive revenue increased 7.3% to $5.5 billion, or 4.1% on a same-store basis, including 61.0% for CarShop. Total retail automotive gross profit increased 29.4% to $1.0 billion, including 25.6% on a same-store basis. Gross margin increased 320 basis points to 18.6% as variable gross profit per unit retailed increased 49.0%, or $2,155, to $6,552.
CarShop Used Vehicle Centers
We currently operate twenty-three CarShop used vehicle locations including the six locations we added during 2021. We are targeting 150,000 in unit sales and $100 million of earnings before taxes for CarShop by the end of 2023. For the three months ended December 31, 2021, retail unit sales increased by 24.3% to 14,815 while revenue increased by 61.0% to $393.9 million, including an increase of 38.4% on a same-store basis. For the twelve months ended December 31, 2021, retail unit sales increased by 19.2% to 63,403 while revenue increased by 43.2% to $1.5 billion, including 30.9% on a same-store basis.
Retail Commercial Truck Dealerships
For the three months ended December 31, 2021, earnings before taxes increased 68.9% to $44.8 million compared to $26.5 million in the same period last year, for a return on sales of 6.5%. The increase in earnings before taxes was principally driven by a 50.9% increase in gross profit, including a 29.4% increase in same-store gross profit. For the twelve months ended December 31, 2021, earnings before taxes increased 105.0% to $160.3 million compared to $78.2 million in the same period

2

last year and return on sales was 6.5%. The increase in earnings before taxes was principally driven by a 48.4% increase in gross profit, including a 34.0% increase on a same-store basis.
Penske Transportation Solutions Investment
Penske Transportation Solutions (“PTS”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three and twelve months ended December 31, 2021, the company recorded $91.3 million and $365.8 million in earnings compared to $56.5 million and $164.5 million for the same period last year, representing increases of 61.6% and 122.4%, respectively. The increase was principally driven by increased demand for the company’s full-service leasing, rental, and logistics services, coupled with improved efficiency and a reduction in operating expenses which drove a 11% return on sales for PTS during the fourth quarter 2021.
Corporate Development and Capital Allocation
During the twelve months ended December 31, 2021, we completed acquisitions and new dealership open points representing approximately $1.3 billion in annualized revenues within our retail automotive and commercial truck dealership businesses.
In addition to our efforts to grow the business, on January 26, 2022, we announced an increase in the quarterly dividend to $0.47 per share, payable on March 1, 2022, to shareholders of record as of February 10, 2022. During 2021, the company increased the dividend four times, returning $142.5 million to shareholders. Also, the company repurchased 3,261,580 shares (approximately 4.2% of shares outstanding) for $293.5 million representing an average price of $89.98 per share.
From January 1, 2022, through February 8, 2022, Penske Automotive repurchased an additional 0.4 million shares for an aggregate purchase price of $36.1 million. As of February 8, 2022, approximately $194.3 million remains available to repurchase additional shares under the company’s existing share repurchase authorization.
Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the fourth quarter of 2021 on Wednesday, February 9, 2022, at 2:00 p.m. Eastern Time. To listen to the conference call, participants must dial (866) 996-5381 [International, please dial (602) 585-9891] using access code 7854768. The call will also be simultaneously broadcast over the Internet through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter 2021 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world’s premier automotive and commercial truck retailers. PAG operates dealerships principally in the United States, the United Kingdom, Canada, Germany, Italy, and Japan and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. Additionally, PAG owns 28.9% of Penske Transportation Solutions, a business that manages a fleet of over 360,000 vehicles providing innovative transportation, supply chain, and technology solutions to North American fleets. PAG is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

3

Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), and adjusted earnings before interest, taxes, depreciation, and amortization. The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s financial performance and growth plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, the duration, severity, and resolution of the COVID-19 pandemic, government mandated restrictions on our business in light of COVID-19 or otherwise, economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, the satisfaction of closing conditions or completion of planned acquisitions, changes in tariff rates, changes in the distribution model in our international operations via agency or other means, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, the shortage of automotive semiconductor chips or other components, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions, and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2020, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

4

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	Change	2021	2020	Change
Revenue	$6,296.1	$5,812.1	8.3%	$25,554.7	$20,443.9	25.0%
Cost of Sales	5,116.9	4,913.7	4.1%	21,113.9	17,259.4	22.3%
Gross Profit	$1,179.2	$898.4	31.3%	$4,440.8	$3,184.5	39.5%
SG&A Expenses	791.1	625.8	26.4%	2,962.9	2,364.5	25.3%
Depreciation	31.8	30.1	5.6%	121.5	115.5	5.2%
Operating Income	$356.3	$242.5	46.9%	$1,356.4	$704.5	92.5%
Floor Plan Interest Expense	(2.8)	(8.9)	(68.5)%	(26.2)	(46.3)	(43.4)%
Other Interest Expense	(14.8)	(21.8)	(32.1)%	(68.6)	(111.0)	(38.2)%
Debt Redemption Costs	—	(6.9)	nm	(17.0)	(8.6)	nm
Loss on Investment	(11.4)	—	nm	(11.4)	—	nm
Equity in Earnings of Affiliates	93.0	58.4	59.2%	374.5	169.0	121.6%
Income from Continuing Operations Before Income Taxes	$420.3	$263.3	59.6%	$1,607.7	$707.6	127.2%
Income Taxes	(108.3)	(62.0)	74.7%	(416.3)	(162.7)	155.9%
Income from Continuing Operations	$312.0	$201.3	55.0%	$1,191.4	$544.9	118.6%
Income from Discontinued Operations, net of tax	0.9	0.1	nm	1.3	0.4	nm
Net Income	$312.9	$201.4	55.4%	$1,192.7	$545.3	118.7%
Less: Income Attributable to Non-Controlling Interests	1.6	1.2	nm	4.9	1.7	nm
Net Income Attributable to Common Shareholders	$311.3	$200.2	55.5%	$1,187.8	$543.6	118.5%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$312.0	$201.3	55.0%	$1,191.4	$544.9	118.6%
Less: Income Attributable to Non-Controlling Interests	1.6	1.2	nm	4.9	1.7	nm
Income from Continuing Operations, net of tax	$310.4	$200.1	55.1%	$1,186.5	$543.2	118.4%
Income from Discontinued Operations, net of tax	0.9	0.1	nm	1.3	0.4	nm
Net Income Attributable to Common Shareholders	$311.3	$200.2	55.5%	$1,187.8	$543.6	118.5%
Income from Continuing Operations Per Share	$3.97	$2.49	59.4%	$14.88	$6.74	120.8%
Income Per Share	$3.99	$2.49	60.2%	$14.89	$6.74	120.8%
Weighted Average Shares Outstanding	78.1	80.4	(2.9)%	79.7	80.6	(1.1)%

nm – not meaningful

5

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	December 31,	December 31,
	2021	2020
Assets:
Cash and Cash Equivalents	$100.7	$49.5
Accounts Receivable, Net	734.0	806.9
Inventories	3,129.0	3,425.6
Other Current Assets	111.7	126.8
Total Current Assets	4,075.4	4,408.8
Property and Equipment, Net	2,442.2	2,404.4
Operating Lease Right-of-Use Assets	2,451.4	2,416.5
Intangibles	2,765.6	2,491.8
Other Long-Term Assets	1,730.0	1,525.7
Total Assets	$13,464.6	$13,247.2

Liabilities and Equity:
Floor Plan Notes Payable	$1,144.8	$1,780.5
Floor Plan Notes Payable – Non-Trade	1,409.9	1,363.8
Accounts Payable	767.1	675.4
Accrued Expenses and Other Current Liabilities	870.3	767.2
Current Portion Long-Term Debt	82.0	87.5
Liabilities Held for Sale	0.5	0.5
Total Current Liabilities	4,274.6	4,674.9
Long-Term Debt	1,392.0	1,602.1
Long-Term Operating Lease Liabilities	2,373.6	2,350.3
Other Long-Term Liabilities	1,329.4	1,293.8
Total Liabilities	9,369.6	9,921.1
Equity	4,095.0	3,326.1
Total Liabilities and Equity	$13,464.6	$13,247.2

6

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Geographic Revenue Mix:
North America	61.5%	61.3%	60.8%	60.3%
U.K.	29.9%	29.9%	31.2%	31.0%
Other International	8.6%	8.8%	8.0%	8.7%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,473.9	$5,100.7	$22,513.3	$17,928.8
Retail Commercial Trucks	688.4	579.4	2,465.7	2,060.9
Commercial Vehicles Australia/Power Systems	133.8	132.0	575.7	454.2
Total	$6,296.1	$5,812.1	$25,554.7	$20,443.9

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,019.0	$787.2	$3,870.2	$2,781.3
Retail Commercial Trucks	118.9	78.8	416.9	280.9
Commercial Vehicles Australia/Power Systems	41.3	32.4	153.7	122.3
Total	$1,179.2	$898.4	$4,440.8	$3,184.5

Gross Margin:
Retail Automotive	18.6%	15.4%	17.2%	15.5%
Retail Commercial Trucks	17.3%	13.6%	16.9%	13.6%
Commercial Vehicles Australia/Power Systems	30.9%	24.5%	26.7%	26.9%
Total	18.7%	15.5%	17.4%	15.6%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Operating Items as a Percentage of Revenue:
Gross Profit	18.7%	15.5%	17.4%	15.6%
Selling, General and Administrative Expenses	12.6%	10.8%	11.6%	11.6%
Operating Income	5.7%	4.2%	5.3%	3.4%
Income from Continuing Operations Before Income Taxes	6.7%	4.5%	6.3%	3.5%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	67.1%	69.7%	66.7%	74.3%
Operating Income	30.2%	27.0%	30.5%	22.1%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Amounts in Millions)	2021	2020	2021	2020

EBITDA (1)	$466.9	$315.2	$1,797.8	$934.1
Floor Plan Credits	$9.4	$11.8	$47.5	$39.1
Rent Expense	$60.2	$58.7	$237.9	$231.8
(1)See the following Non-GAAP reconciliation table.

7

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	Change	2021	2020	Change
Retail Automotive Units:
New Retail	42,813	52,041	(17.7)%	195,384	178,437	9.5%
Used Retail	58,919	57,013	3.3%	264,520	233,469	13.3%
Total	101,732	109,054	(6.7)%	459,904	411,906	11.7%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,335.3	$2,480.7	(5.9)%	$9,843.2	$8,080.5	21.8%
Used Vehicles	2,111.1	1,674.9	26.0%	8,549.0	6,414.7	33.3%
Finance and Insurance, Net	196.7	160.5	22.6%	780.5	576.3	35.4%
Service and Parts	560.9	503.4	11.4%	2,165.6	1,883.7	15.0%
Fleet and Wholesale	269.9	281.2	(4.0)%	1,175.0	973.6	20.7%
Total Revenue	$5,473.9	$5,100.7	7.3%	$22,513.3	$17,928.8	25.6%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$299.9	$215.2	39.4%	$1,045.5	$652.8	60.2%
Used Vehicles	169.9	104.0	63.4%	666.6	388.9	71.4%
Finance and Insurance, Net	196.7	160.5	22.6%	780.5	576.3	35.4%
Service and Parts	331.2	300.4	10.3%	1,307.3	1,127.4	16.0%
Fleet and Wholesale	21.3	7.1	200.0%	70.3	35.9	95.8%
Total Gross Profit	$1,019.0	$787.2	29.4%	$3,870.2	$2,781.3	39.2%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$54,547	$47,669	14.4%	$50,379	$45,285	11.2%
Used Vehicles	35,831	29,380	22.0%	32,319	27,476	17.6%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$7,006	$4,136	69.4%	$5,351	$3,659	46.2%
Used Vehicles	2,884	1,823	58.2%	2,520	1,666	51.3%
Finance and Insurance	1,933	1,470	31.5%	1,697	1,399	21.3%

Retail Automotive Gross Margin:
New Vehicles	12.8%	8.7%	+410bps	10.6%	8.1%	+250bps
Used Vehicles	8.0%	6.2%	+180bps	7.8%	6.1%	+170bps
Service and Parts	59.0%	59.7%	(70)bps	60.4%	59.9%	+50bps
Fleet and Wholesale	7.9%	2.5%	+540bps	6.0%	3.7%	+230bps
Total Gross Margin	18.6%	15.4%	+320bps	17.2%	15.5%	+170bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	42.7%	48.6%	(590)bps	43.7%	45.1%	(140)bps
Used Vehicles	38.6%	32.8%	+580bps	38.0%	35.8%	+220bps
Finance and Insurance, Net	3.6%	3.1%	+50bps	3.5%	3.2%	+30bps
Service and Parts	10.2%	9.9%	+30bps	9.6%	10.5%	(90)bps
Fleet and Wholesale	4.9%	5.6%	(70)bps	5.2%	5.4%	(20)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	29.4%	27.3%	+210bps	27.0%	23.5%	+350bps
Used Vehicles	16.7%	13.2%	+350bps	17.2%	14.0%	+320bps
Finance and Insurance, Net	19.3%	20.4%	(110)bps	20.2%	20.7%	(50)bps
Service and Parts	32.5%	38.2%	(570)bps	33.8%	40.5%	(670)bps
Fleet and Wholesale	2.1%	0.9%	+120bps	1.8%	1.3%	+50bps
Total	100.0%	100.0%		100.0%	100.0%

8

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	Change	2021	2020	Change
Retail Automotive Same-Store Units:
New Retail	41,895	51,674	(18.9)%	193,946	175,873	10.3%
Used Retail	55,921	56,395	(0.8)%	257,386	230,468	11.7%
Total	97,816	108,069	(9.5)%	451,332	406,341	11.1%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,260.4	$2,467.8	(8.4)%	$9,724.8	$7,994.5	21.6%
Used Vehicles	2,020.7	1,660.7	21.7%	8,360.6	6,343.0	31.8%
Finance and Insurance, Net	191.6	159.3	20.3%	768.5	570.1	34.8%
Service and Parts	547.2	498.6	9.7%	2,141.0	1,857.2	15.3%
Fleet and Wholesale	252.0	278.5	(9.5)%	1,148.7	957.8	19.9%
Total Revenue	$5,271.9	$5,064.9	4.1%	$22,143.6	$17,722.6	24.9%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$286.2	$214.5	33.4%	$1,026.4	$648.0	58.4%
Used Vehicles	162.9	104.0	56.6%	652.5	386.0	69.0%
Finance and Insurance, Net	191.6	159.3	20.3%	768.5	570.1	34.8%
Service and Parts	323.6	298.1	8.6%	1,291.7	1,113.0	16.1%
Fleet and Wholesale	19.0	7.1	167.6%	67.9	35.5	91.3%
Total Gross Profit	$983.3	$783.0	25.6%	$3,807.0	$2,752.6	38.3%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$53,955	$47,757	13.0%	$50,142	$45,456	10.3%
Used Vehicles	36,134	29,447	22.7%	32,483	27,522	18.0%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,832	$4,150	64.6%	$5,292	$3,684	43.6%
Used Vehicles	2,913	1,843	58.1%	2,535	1,675	51.3%
Finance and Insurance	1,959	1,474	32.9%	1,703	1,403	21.4%

Retail Automotive Same-Store Gross Margin:
New Vehicles	12.7%	8.7%	+400bps	10.6%	8.1%	+250bps
Used Vehicles	8.1%	6.3%	+180bps	7.8%	6.1%	+170bps
Service and Parts	59.1%	59.8%	(70)bps	60.3%	59.9%	+40bps
Fleet and Wholesale	7.5%	2.5%	+500bps	5.9%	3.7%	+220bps
Total Gross Margin	18.7%	15.5%	+320bps	17.2%	15.5%	+170bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	42.9%	48.7%	(580)bps	43.9%	45.1%	(120)bps
Used Vehicles	38.3%	32.8%	+550bps	37.8%	35.8%	+200bps
Finance and Insurance, Net	3.6%	3.1%	+50bps	3.5%	3.2%	+30bps
Service and Parts	10.4%	9.8%	+60bps	9.7%	10.5%	(80)bps
Fleet and Wholesale	4.8%	5.6%	(80)bps	5.1%	5.4%	(30)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	29.1%	27.4%	+170bps	27.0%	23.5%	+350bps
Used Vehicles	16.6%	13.3%	+330bps	17.1%	14.0%	+310bps
Finance and Insurance, Net	19.5%	20.3%	(80)bps	20.2%	20.7%	(50)bps
Service and Parts	32.9%	38.1%	(520)bps	33.9%	40.4%	(650)bps
Fleet and Wholesale	1.9%	0.9%	+100bps	1.8%	1.4%	+40bps
Total	100.0%	100.0%		100.0%	100.0%

9

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	Change	2021	2020	Change
Retail Commercial Truck Units:
New Retail	3,629	3,254	11.5%	13,000	11,324	14.8%
Used Retail	830	1,071	(22.5)%	3,431	3,826	(10.3)%
Total	4,459	4,325	3.1%	16,431	15,150	8.5%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$429.3	$385.5	11.4%	$1,540.1	$1,315.9	17.0%
Used Vehicles	79.4	58.8	35.0%	270.6	194.2	39.3%
Finance and Insurance, Net	5.0	4.0	25.0%	16.8	14.5	15.9%
Service and Parts	166.2	120.0	38.5%	609.0	478.1	27.4%
Wholesale and Other	8.5	11.1	(23.4)%	29.2	58.2	(49.8)%
Total Revenue	$688.4	$579.4	18.8%	$2,465.7	$2,060.9	19.6%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$24.1	$16.0	50.6%	$80.2	$50.4	59.1%
Used Vehicles	15.7	4.9	220.4%	48.1	0.4	nm
Finance and Insurance, Net	5.0	4.0	25.0%	16.8	14.5	15.9%
Service and Parts	70.2	51.9	35.3%	257.0	207.3	24.0%
Wholesale and Other	3.9	2.0	95.0%	14.8	8.3	78.3%
Total Gross Profit	$118.9	$78.8	50.9%	$416.9	$280.9	48.4%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$118,300	$118,471	(0.1)%	$118,467	$116,201	2.0%
Used Vehicles	95,667	54,878	74.3%	78,874	50,747	55.4%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$6,650	$4,911	35.4%	$6,166	$4,451	38.5%
Used Vehicles	18,891	4,578	312.6%	14,015	97	nm
Finance and Insurance	1,113	925	20.3%	1,020	959	6.4%

Retail Commercial Truck Gross Margin:
New Vehicles	5.6%	4.2%	+140bps	5.2%	3.8%	+140bps
Used Vehicles	19.8%	8.3%	+1,150bps	17.8%	0.2%	+1,760bps
Service and Parts	42.2%	43.3%	(110)bps	42.2%	43.4%	(120)bps
Total Gross Margin	17.3%	13.6%	+370bps	16.9%	13.6%	+330bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.4%	66.5%	(410)bps	62.5%	63.9%	(140)bps
Used Vehicles	11.5%	10.1%	+140bps	11.0%	9.4%	+160bps
Finance and Insurance, Net	0.7%	0.7%	—bps	0.7%	0.7%	—bps
Service and Parts	24.1%	20.7%	+340bps	24.7%	23.2%	+150bps
Wholesale and Other	1.3%	2.0%	(70)bps	1.1%	2.8%	(170)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	20.3%	20.3%	—bps	19.2%	17.9%	+130bps
Used Vehicles	13.2%	6.2%	+700bps	11.5%	0.1%	+1,140bps
Finance and Insurance, Net	4.2%	5.1%	(90)bps	4.0%	5.2%	(120)bps
Service and Parts	59.0%	65.9%	(690)bps	61.6%	73.8%	(1,220)bps
Wholesale and Other	3.3%	2.5%	+80bps	3.7%	3.0%	+70bps
Total	100.0%	100.0%		100.0%	100.0%
nm – not meaningful

10

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	Change	2021	2020	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,970	3,254	(8.7)%	10,983	11,324	(3.0)%
Used Retail	704	1,071	(34.3)%	3,191	3,826	(16.6)%
Total	3,674	4,325	(15.1)%	14,174	15,150	(6.4)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$352.6	$385.5	(8.5)%	$1,322.3	$1,315.9	0.5%
Used Vehicles	68.7	58.8	16.8%	251.3	194.2	29.4%
Finance and Insurance, Net	4.6	4.0	15.0%	16.1	14.5	11.0%
Service and Parts	139.2	120.0	16.0%	537.6	478.1	12.4%
Wholesale and Other	7.5	11.1	(32.4)%	28.1	58.2	(51.7)%
Total Revenue	$572.6	$579.4	(1.2)%	$2,155.4	$2,060.9	4.6%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$20.8	$16.0	30.0%	$72.8	$50.4	44.4%
Used Vehicles	13.4	4.9	173.5%	44.3	0.4	nm
Finance and Insurance, Net	4.6	4.0	15.0%	16.1	14.5	11.0%
Service and Parts	59.2	51.9	14.1%	228.3	207.3	10.1%
Wholesale and Other	3.8	1.9	100.0%	14.6	8.0	82.5%
Total Gross Profit	$101.8	$78.7	29.4%	$376.1	$280.6	34.0%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$118,729	$118,471	0.2%	$120,399	$116,201	3.6%
Used Vehicles	97,569	54,878	77.8%	78,766	50,747	55.2%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$6,993	$4,911	42.4%	$6,628	$4,451	48.9%
Used Vehicles	19,102	4,578	317.3%	13,872	97	nm
Finance and Insurance	1,253	925	35.5%	1,135	959	18.4%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	5.9%	4.2%	+170bps	5.5%	3.8%	+170bps
Used Vehicles	19.5%	8.3%	+1,120bps	17.6%	0.2%	+1,740bps
Service and Parts	42.5%	43.3%	(80)bps	42.5%	43.4%	(90)bps
Total Gross Margin	17.8%	13.6%	+420bps	17.4%	13.6%	+380bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	61.6%	66.5%	(490)bps	61.3%	63.9%	(260)bps
Used Vehicles	12.0%	10.1%	+190bps	11.7%	9.4%	+230bps
Finance and Insurance, Net	0.8%	0.7%	+10bps	0.7%	0.7%	—bps
Service and Parts	24.3%	20.7%	+360bps	24.9%	23.2%	+170bps
Wholesale and Other	1.3%	2.0%	(70)bps	1.4%	2.8%	(140)bps
Total	100.0%	100.0%		100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	20.4%	20.3%	+10bps	19.4%	18.0%	+140bps
Used Vehicles	13.2%	6.2%	+700bps	11.8%	0.1%	+1,170bps
Finance and Insurance, Net	4.5%	5.1%	(60)bps	4.3%	5.2%	(90)bps
Service and Parts	58.2%	65.9%	(770)bps	60.7%	73.9%	(1,320)bps
Wholesale and Other	3.7%	2.5%	+120bps	3.8%	2.8%	+100bps
Total	100.0%	100.0%		100.0%	100.0%
nm – not meaningful

11

PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	26%	24%	24%	23%
Audi	10%	12%	12%	12%
Mercedes-Benz	10%	10%	10%	10%
Land Rover / Jaguar	7%	9%	8%	9%
Porsche	9%	8%	7%	7%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	72%	73%	71%	71%
Volume Non-U.S.:
Toyota	10%	11%	11%	11%
Honda	5%	5%	6%	6%
Volkswagen	2%	2%	2%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	1%	2%
Total Volume Non-U.S.	20%	21%	21%	22%
U.S.:
General Motors / Chrysler	1%	1%	1%	1%
CarShop Used Vehicle Centers	7%	5%	7%	6%
Total	100%	100%	100%	100%

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
Capital Expenditures / Stock Repurchases:	2021		2020		2021		2020
(Amounts in Millions)
Capital expenditures	$	91.4	$	71.6	$	248.9	$	185.9
Cash paid for acquisitions, net of cash acquired	$	153.8	$	—	$	431.8	$	—
Stock repurchases:
Aggregate purchase price	$	73.7	$	—	$	293.5	$	34.4
Shares repurchased		0.8		—		3.3		1.0

Balance Sheet and Other Highlights:	December 31, 2021	December 31, 2020
(Amounts in Millions)
Cash and Cash Equivalents	$100.7	$49.5
Inventories	$3,129.0	$3,425.6
Total Floor Plan Notes Payable	$2,554.7	$3,144.3
Total Long-Term Debt	$1,474.0	$1,689.6
Equity	$4,095.0	$3,326.1

Debt to Total Capitalization Ratio	26.4%	33.7%
Leverage Ratio (1)	0.8x	1.8x
New vehicle days' supply	17 days	50 days
Used vehicle days' supply	60 days	48 days
(1)See the following Non-GAAP reconciliation table.

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and twelve months ended December 31, 2021, and 2020:

	Three Months Ended			Twelve Months Ended
(Amounts in Millions)	December 31,			December 31,
	2021	2020	% Change	2021	2020	% Change

Income from Continuing Operations	$310.4	$200.1	55.1%	$1,186.5	$543.2	118.4%
Tax legislation changes (1) (2)	1.0	4.0	nm	10.8	(11.4)	nm
Net gain on dealership sales	—	(9.4)	nm	—	(3.3)	nm
Loss on investment for revaluation (3)	9.1	—	nm	9.1	—	nm
Debt redemption costs (4)	—	5.1	nm	12.6	6.4	nm
Adjusted Income from Continuing Operations (5)	$320.5	$199.9	60.3%	$1,219.0	$534.9	127.9%

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2021	2020	% Change	2021	2020	% Change

Earnings Per Share from Continuing Operations	$3.97	$2.49	59.4%	$14.88	$6.74	120.8%
Tax legislation changes (1) (2)	0.01	0.05	nm	0.13	(0.14)	nm
Net gain on dealership sales	—	(0.12)	nm	—	(0.04)	nm
Loss on investment for revaluation (3)	0.12	—	nm	0.11	—	nm
Debt redemption costs (4)	—	0.06	nm	0.16	0.08	nm
Adjusted Earnings Per Share from Continuing Operations (5)	$4.10	$2.49	64.7%	$15.28	$6.64	130.1%
The following table reconciles income from continuing operations before taxes (EBT) to adjusted income from continuing operations before taxes (EBT) for the three and twelve months ending December 31, 2021, and 2020:

	Three Months Ended			Twelve Months Ended
(Amounts in Millions)	December 31,			December 31,
	2021	2020	% Change	2021	2020	% Change

Income from Continuing Operations Before Taxes	$420.3	$263.3	59.6%	$1,607.7	$707.6	127.2%
Net gain on dealership sales	—	(12.7)	nm	—	(5.2)	nm
Loss on investment for revaluation (3)	11.4	—	nm	11.4	—	nm
Debt redemption costs (4)	—	6.9	nm	17.0	8.6	nm
Adjusted Income from Continuing Operations Before Taxes	$431.7	$257.5	67.7%	$1,636.1	$711.0	130.1%
(1)For the three and twelve months ended December 31, 2020, related to a net income tax (expense) benefit of ($4.0) million and $11.4 million, or ($0.05) per share and $0.14 per share, respectively, from various U.S. and foreign tax legislation changes
(2)For the three and twelve months ended December 31, 2021, represents a revaluation of our U.K. deferred tax assets and liabilities due to an increase in the U.K. corporate tax rate from 19% currently to 25%, effective April 1, 2023
(3)Loss on investment for the revaluation of the Nicole Group
(4)Related to expenses in connection with the redemption of our 5.5% senior subordinated notes due 2026 in 2021 and the redemption of our 5.75% senior subordinated notes due 2022 and our $300 million 5.375% senior subordinated notes due 2024 in 2020
(5)May not sum due to rounding

13

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three and twelve months ended December 31, 2021, and 2020:

	Three Months Ended
	December 31,		2021 vs. 2020
(Amounts in Millions)	2021	2020	Change	% Change

Net Income	$312.9	$201.4	$111.5	55.4%
Add: Depreciation	31.8	30.1	1.7	5.6%
Other Interest Expense	14.8	21.8	(7.0)	(32.1)%
Income Taxes	108.3	62.0	46.3	74.7%
Income from Discontinued Operations, net of tax	(0.9)	(0.1)	(0.8)	nm
EBITDA	$466.9	$315.2	$151.7	48.1%
Less: Net gain on dealership sales	—	(12.7)	12.7	nm
Add: Loss on investment for revaluation (1)	11.4	—	11.4	nm
Add: Debt redemption costs (2)	—	6.9	(6.9)	nm
Adjusted EBITDA	$478.3	$309.4	$168.9	54.6%

	Twelve Months Ended
	December 31,		2021 vs. 2020
(Amounts in Millions)	2021	2020	Change	% Change

Net Income	$1,192.7	$545.3	$647.4	118.7%
Add: Depreciation	121.5	115.5	6.0	5.2%
Other Interest Expense	68.6	111.0	(42.4)	(38.2)%
Income Taxes	416.3	162.7	253.6	155.9%
Income from Discontinued Operations, net of tax	(1.3)	(0.4)	(0.9)	nm
EBITDA	$1,797.8	$934.1	$863.7	92.5%
Less: Net gain on dealership sales	—	(5.2)	5.2	nm
Add: Loss on investment for revaluation (1)	11.4	—	11.4	nm
Add: Debt redemption costs (2)	17.0	8.6	8.4	nm
Adjusted EBITDA	$1,826.2	$937.5	$888.7	94.8%
nm – not meaningful
(1)Loss on investment for the revaluation of the Nicole Group
(2)Related to expenses in connection with the redemption of our 5.5% senior subordinated notes due 2026 in 2021 and the redemption of our 5.75% senior subordinated notes due 2022 and our $300 million 5.375% senior subordinated notes due 2024 in 2020

14

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following table reconciles the leverage ratio as of December 31, 2021, and December 31, 2020:

	Twelve	Twelve
	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2021	December 31, 2020

Net Income	$1,192.7	$545.3
Add: Depreciation	121.5	115.5
Other Interest Expense	68.6	111.0
Income Taxes	416.3	162.7
Income from Discontinued Operations, net of tax	(1.3)	(0.4)
EBITDA	$1,797.8	$934.1

Total Non-Vehicle Long-Term Debt	$1,474.0	$1,689.6
Leverage Ratio	0.8x	1.8x

    # # # # # # #

15